CONTACT:
U.S. Physical Therapy, Inc.
Jason Curtis, Interim Chief Financial Officer
email: jcurtis@usph.com
Chris Reading, Chief Executive Officer
(713) 297-7000
Three Part Advisors
Joe Noyons
(817) 778-8424

Exhibit 99.1

 Disclaimer  2  Forward-Looking Statements   This presentation contains forward-looking statements, which involve numerous risks and uncertainties. Included among such statements may be those relating to new clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to changes in Medicare rules and guidelines and reimbursement or failure of our clinics to maintain their Medicare certification and/or enrollment status; revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction; changes in reimbursement rates or payment methods from third party payors including government agencies, and changes in the deductibles and co-pays owed by patients; private third-party payors for our services may adopt payment policies that could limit our future revenue and profitability; compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply; compliance with state laws and regulations relating to the corporate practice of medicine and fee splitting, and associated fines and penalties for failure to comply; competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain clinics and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets; the impact of a termination of one or more of the Company’s hospital affiliated arrangements, which could have an adverse impact on revenue and the results of operations; the impact of future public health crises and epidemics/pandemics; certain of our acquisition agreements contain put-rights related to a future purchase of significant equity interests in our subsidiaries or in a separate company; the impact of future vaccinations and/or testing mandates at the federal, state and/or local level, which could have an adverse impact on staffing, revenue, costs and the results of operations; our debt and financial obligations could adversely affect our financial condition, our ability to obtain future financing, and our ability to operate our business; changes as the result of government enacted national healthcare reform; the ability to control variable interest entities for which we do not have a direct ownership; business and regulatory conditions including federal and state regulations; governmental and other third party payor inspections, reviews, investigations and audits, which may result in sanctions or reputational harm and increased costs; revenue and earnings expectations; contingent consideration provisions in certain of our acquisition agreements, the value of which may impact future financial results; legal actions, which could subject us to increased operating costs and uninsured liabilities; general economic conditions, including but not limited to inflationary and recessionary periods; actual or perceived events involving banking volatility, defaults or other adverse developments that affect the U.S or the international financial systems, may result in market wide liquidity problems which could have a material and adverse impact on our available cash and results of operations; our business depends on hiring, training, and retaining qualified employees; availability and cost of qualified physical therapists; competitive environment in the industrial injury prevention services business, which could result in the termination or non-renewal of contractual service arrangements and other adverse financial consequences for that service line; our ability to identify and complete acquisitions, and the successful integration of the operations of the acquired businesses; impact on the business and cash reserves resulting from retirement or resignation of key partners and resulting purchase of their non-controlling interest (minority interests); maintaining our information technology systems with adequate safeguards to protect against cyber-attacks; a security breach of our or our third party vendors’ information technology systems may subject us to potential legal action and reputational harm and may result in a violation of the Health Insurance Portability and Accountability Act of 1996 of the Health Information Technology for Economic and Clinical Health Act; maintaining clients for which we perform management, industrial injury prevention related services, and other services, as a breach or termination of those contractual arrangements by such clients could cause operating results to be less than expected; maintaining adequate internal controls; use of generative artificial intelligence; maintaining necessary insurance coverage; availability, terms, and use of capital; and weather and other seasonal factors. See Risk Factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026, and any subsequent filings we make with the SEC.  Non-GAAP Financial Measures  This Presentation includes certain measures (“non-GAAP financial measures”) which are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), such as Operating Results, basic and diluted Operating Results per share, Adjusted EBITDA, Adjusted EBITDA margin and other Non-GAAP measures. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. Our presentation of these measures may not be comparable to similarly titled measures used by other companies. Management believes that such measures are commonly reported by issuers and widely used by investors as indicators of a company’s operating performance. All non-GAAP financial measures contained herein should be considered only as a supplement to, and not as a superior measure to, financial measures prepared in accordance with GAAP.

 796  Owned/Managed Outpatient Physical and Occupational Therapy Locations (1)  45  State   National Footprint (1)  85%  Physical Therapy   Operations % of Revenue(2)  15%  Injury Prevention   Services % of Revenue(2)  >$56bn  US Rehabilitation Market(4)  >6%  No Company Has Greater Than 6% Market Share(4)  Partner of Choice with Experienced Physical Therapists  $812mm  TTM Revenues(3)  $96mm  TTM Adj EBITDA(3)(5)  8%  YoY Revenue Growth(2)  $1.84  Annual Dividend   Proven Business Model  Attractive Market Dynamics  Leading Physical Therapy Company  USPh At a Glance  Strong Financial Position  One of the largest PT clinic owner/operator platforms in a highly fragmented market   Leading public physical therapy platform  Headquarters: Houston, TX  Founded: 1990  Employees: 7,400+  Favorable Demographic Trends  As of July 31, 2026.  As of or for the six months ended June 30, 2026.   For the trailing twelve months ended June 30, 2026.  Source: “The Physical Therapy Tracker” (from Livingstone Partners, LLC published In the third quarter of 2025). The article is available in this link: https://www.livingstonepartners.com/physicaltherapytracker/.   Adjusted EBITDA is a non-GAAP financial measure and has not been prepared in accordance with GAAP. See Reconciliation of Non-GAAP Financial Measures - Adjusted EBITDA for further detail..  Driven by Organic Growth and Acquisitions  Diversified Payor Mix  3

 Expanding National Footprint of Physical Therapy Clinics   4  Color Scheme  0 155 217  155 155 155  20 81 163  124 59 129  170 68 61  254 163 11  796 managed and / or owned locations(1) in 45 states as of June 30, 2026  Clinic count includes owned and hospital affiliated clinics as well as other management contracts (but excluded from the map).

 Large and Growing Market Opportunity  5  $56B+ U.S. rehab market (1)  Favorable demographics – physically active, aging and obese population segments  Significant market potential  ~50% of Americans over 18 years old develop a musculoskeletal injury that lasts more than 3 months   Within this group, only 10% use outpatient physical therapy services (2)  Healthcare delivery shifting towards lower cost, high-quality outpatient providers  Operating environment favors market consolidators with scale  Source: “The Physical Therapy Tracker” (from Livingstone Partners, LLC published In the third quarter of 2025). The article is available in this link: https://www.livingstonepartners.com/physicaltherapytracker/.   Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT), Market Research.

 Outpatient Clinics are the Leading Setting For Care  6  Orthopedic rehab is the primary driver of physical therapy services, representing approximately 60% of visits  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT).  Outpatient Clinics  Hospitals; State, Local, and Private   Home Health   Offices of Physicians  Other  Physical Therapy Delivery Mix

Payors See Significant ROI for Physical Therapy

With PT

- Hip replacement surgery **($56,000)**
- Inpatient care **($15,000)**
- Outpatient Physical Therapy Clinic
- Full Recovery
- Total Treatment Cost **~$78K**

Readmission Rate of **10%**

Without PT

- **Hip replacement surgery** **($56,000)**
- **Inpatient care** **($15,000)**
- **Home**
- **Full Recovery**
- **Total Treatment Cost** **~$85K**

Readmission Rate of **20%**

Average overall savings of ~$7k with significantly lower readmission rate

Source: "Industry Trends in M&A and Total Addressable Market Study" (Bain & Company, WebPT).

7

Competitive Landscape  8  Source: “The Physical Therapy Tracker” (from Livingstone Partners, LLC published In the third quarter of 2025). The article is available in this link: https://www.livingstonepartners.com/physicaltherapytracker/  Highly fragmented U.S. outpatient rehab market with 37,000+ clinics (1)   USPh is one of the largest owner/operator of PT clinics  No company with >6% market share (1)  USPh is well-positioned to capitalize in a more challenged macro environment

 Physical Therapy Growth Strategy  9  Drive organic growth through de novo PT/OT clinic openings (utilize true partnership model)  Maximize profits of existing facilities by growing volume, improving pricing, increasing efficiencies and adding programs and services  Augment organic growth through strategic acquisitions of PT / OT practices  1  2  3  Create strategic alliances with hospital systems   4

 Highly Retentive, Partnership Model  10  Specialize in trauma, sports, work-related and pre- and post-surgical cases  Partner with experienced physical therapists   Drive volume via referrals  Augment sales with marketing reps   Organic growth includes lower cost de novo start up clinics  Strategic acquisitions structured as partnerships to create strong alignment of interests:  Significant ownership retained by founders (~20% to 50%)  Maintain established local brand  Monthly distributions of cash generated based on ownership percentages  Agree to purchase remaining interest of partners on back end at typically the same EBITDA multiple as the original purchase

 More Resources  Less Administrative Burden  USPh Partnership Advantages  11  Accounting  HR  Real Estate  Construction  Purchasing  Contracting/Credentialing  Marketing  Compliance  Legal  IT  Capital and Resources to Enhance Development Rate  No Personal Financial Risk  Aligned Practice Incentives  Unlimited Earnings Potential   Enhanced Benefits Package  Business Intelligence and Collaborative Guidance

 Acquisition Strategy  12  Completed more than 50 acquisitions since 2005 ranging in size from 1 to 52 clinics  Acquisitions include nine industrial injury prevention services businesses  Seeking & evaluating M&A transactions is part of USPh’s DNA  PT acquisition criteria:  Owner therapists continue to operate clinics and retain significant equity interest  Immediately accretive to earnings  Further de novo growth opportunities  High-quality clinics with a history of profitability  Values Alignment

 New Clinics Since August 1, 2025  13  From 08/01/2025 – 07/31/2026  Includes de-novo clinics and acquisitions of single and multi-site practices.  Included in the clinic count (but excluded from the map) are other management contracts.   52 owned clinics added (1)(2) since August 1, 2025  2

 Scale Advantages Create a Robust Business Case for Consolidation  14  Increased likelihood of selection for payor networks  Scale is cited as a core criterion by specialty network managers and payors.  Some limited leverage in negotiations with payors for reimbursement  Higher likelihood of referrer activity and advocacy  More efficient, patient-centric care model -- including clinic, home and telehealth options  Enhanced compliance capabilities  Centralized infrastructure to limit costs and improve operational efficiencies  Increased patient awareness and high brand recognition  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT)  Efficiency  More efficient, patient-centric care model -- including clinic, home and telehealth options  Compliance  Enhanced compliance capabilities  Payor Networks  Increased likelihood of selection for payor networks  Scale is cited as a core criterion by specialty network managers and payors.  Ability to negotiate higher rates for reimbursement with commercial payors  Referrals  Higher likelihood of referrer activity and advocacy  Centralization  Centralized infrastructure to limit costs and improve operational efficiencies  Awareness  Increased patient awareness and high brand recognition  Increasingly difficult environment for smaller clinics given increasing compliance, regulatory and payor complexities and challenging macroeconomic conditions

 Revenue Mix by Segment and Payor Type  15  Other  Workers Comp  Private Insurance & Managed Care  Medicaid  Medicare  PT Revenue Payor Mix by Payor Type  Six Months Ended June 30, 2026  Physical Therapy Operations  Industrial Injury Prevention  PT Revenue Payor Mix by Payor Type (1)  Six Months Ended June 30, 2026  (1) Excludes hospital affiliation revenue.

 USPh Physical Therapy Growth Drivers  16  Clinic count includes owned and hospital affiliated clinics as well as other management contracts.    This metric excludes homecare. In 2019, the Company sold interest in a partnership, which operated 30 clinics. In 2020, the Company sold 14 previously closed clinics and closed 34 clinics.  Patient visits is the number of unique patient visits at the Company’s owned and hospital affiliated clinics as well as homecare for the periods presented.  This metric excludes other management contracts.   Number of Owned Clinics (1)(2)  Daily Patient Visits Per Location (1)   Number of Patient Visits (3) (in thousands)  Both prior to and post COVID-19, each driver has shown robust growth  2012-2026: CAGR +4%  2012-2026: CAGR +3%  2012-2026: CAGR +7%

 Daily Physical Therapy Volumes Progression  17  COVID Trough  Average Visits per Clinic per Day

 Physical Therapy Operations  18  Includes management contracts.  See the section titled Reconciliation of non-GAAP measures to the most directly comparable GAAP measure.  Annual Adjusted Gross Margin   Percentage (1)(2)  Quarterly Adjusted Gross Margin   Percentage (1)(2)

 Today  Services performed onsite at >600  client locations  Industrial Injury Prevention  19  Industrial Injury Prevention services include onsite services for clients’ employees including injury prevention and rehabilitation, performance optimization, post-offer employment testing, functional capacity evaluations, ergonomic assessments, occupational medicine testing services, and drug and alcohol testing  March 2017  2020  15.1%   of Total Revenue(3)  Since USPh’s initial entry into the Industrial Injury Prevention services space, the business has grown both organically and through additional acquisitions  % of Revenue full year 2018.  % of Revenue full year 2020.  Revenue for the six months ended June 30, 2026.   5.6%   of Total Revenue(1)  9.3%   of Total Revenue(2)  Initial Acquisition   into the Industrial Injury Prevention services   space  2018

 Industrial Injury Prevention   20  Note:   For the year-to-date June 30, 2026, compared to the year-to-date June 30, 2025.  * The Company acquired an IIP business in November 2021 with $26.7 million in revenue at an EBITDA margin of 16.0%, which reduced the overall IIP margin in 2022 and forward.   ** The Company acquired IIP business on January 31, 2026, with $7.0 million in annual revenues.   Revenue ($ in millions)  Gross Margin (%)  *  TTM Revenue through Q2 2026:  $120.3 million  YTD June 30, 2026 (1):  Revenue +10.4%  Gross Profit +15.6%  Gross Margin 20.4%

 Strong Balance Sheet and Capital Allocation Strategy  21  At June 30, 2024, we had $112.9 million in cash and $142.5 million outstanding on our term loan. We have $175 million available for borrowings under our revolving facility.  A strong balance sheet and capital allocation strategy has allowed USPH to return value to shareholders both directly and through strategic growth investments  In 2023, the Company generated Adjusted EBITDA(1) of $77.7 million  Liquidity ($ in millions) (as of 06/30/24)  Acquisitions  Continue fueling a highly acquisitive growth strategy within a fragmented landscape  Maintain strategic flexibility and a conservative balance sheet   Debt Management  Capital Allocation Strategy  History of dividend increases and the ability to return value to shareholders directly   Dividend Issuances  Debt Management  Minimize interest expense and maintain strategic flexibility  Liquidity ($ in millions) (as of 6/30/2026)  Dividend Payments  History of dividend increases and the ability to return value to shareholders directly   De Novos  Develop de novo physical therapy clinics, increase industrial injury locations and add services in   both businesses  $25M Share Repurchase  Repurchased 306,256 shares for $19.2 million in 2Q26  Repurchased 81,322 shares for $5.6 million in 4Q25  Upsized the Credit Facility from $325M to $450M in April 2026 with maturity date of April 14, 2031

 Executive Management  22  https://www.usph.com/about/senior-leadership/  https://www.linkedin.com/in/rick-binstein-66944512  Joined USPh in March 2018  Previously President & Chief Executive Officer of Baptist Health System in San Antonio, TX. Managed six hospitals with a $1.32B annual operating budget  BS Physical Therapy & MBA  Graham Reeve   Chief Operating Officer – West Region  Joined USPh in July 2021  Previously President and Chief Operating Officer for Omni Ophthalmic Management Consultants (OOMC), an ophthalmology management services organization  Previously served in the roles of Chief Operating Officer and then Chief Executive Officer of Drayer Physical Therapy Institute, LLC, an outpatient physical therapy provider with a network of over 150 clinics in 14 states  BA in Materials and Logistics Management  Eric Williams   President, Chief Operating Officer – East Region  Joined USPh as COO in November 2003  Promoted to CEO and Board in November 2004  Previously Senior Vice President of Operations with HealthSouth, managed over 200 facilities including OP, ASC, DX Imaging and rehab hospital operations  BS Physical Therapy  Chris Reading  Chief Executive Officer  Joined USPh in May 2011 as VP, General Counsel and Secretary; promoted to EVP General Counsel in 2022   Previously served as VP, General Counsel and Secretary for Physiotherapy Associates, Inc. (and its predecessor, Benchmark Medical, Inc.), a national provider of outpatient physical therapy services. From 1997 through 2000, served as Assistant General Counsel and then General Counsel of NovaCare, Inc., a national provider of rehabilitation services.   Law degree from The Columbus School of Law at The Catholic University of America and Bachelor of Science degree in Business Administration from the University of Delaware in 1983  Rick Binstein   Executive VP & General Counsel  Joined USPh as SVP of Accounting and Finance in March 2025  Previously served as CFO for Chair King, Shift (Nasdaq: SFT), Boscovs, and Stage Stores (NYSE: SSI)   BS University of Pittsburgh  Jason Curtis   Interim Chief Financial Officer

 23  Summary Investment Highlights  Significant scale with national footprint  Large and growing market / favorable demographics  Proven business model, driven by organic growth and acquisitions  Strong cash flow and balance sheet  Publicly-traded, pure play operator of rehab clinics  Attractive Dividend Yield

 APPENDIX

 Transaction Overview  Demonstrated Track Record of Consistent Growth  Over the last decade, USPH has consistently grown, organically and through strategic acquisitions  USPH Revenue ($ in millions)  Adj. EBITDA(1) ($ in millions)  4.7%  15.5%  8.6%  7.6%  16.1%  9.6%  6.2%  (12.2%)  17.0%  11.7%  25  Growth (%)  2013-2025: CAGR +8%  2013-2025: CAGR +9%  Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures and have not been prepared in accordance with GAAP.   9.4%  11.0%

 Summary Financial Results  26  Operating Results, a non-GAAP measure, equals net income attributable to our shareholders less, changes in revaluation of a put-right liability, clinic closure costs, loss on sale of a partnership, changes in fair value of contingent earn-out consideration, business acquisition related costs, costs related to a one-time financial systems and human resources upgrade, other non-recurring items as applicable, and any allocations to non-controlling interests, all net of taxes. Operating Results per share also excludes the impact of the revaluation of redeemable non-controlling interest and the associated tax impact.  Adjusted EBITDA, a non-GAAP measure, is defined as net income attributable to our shareholders before interest income, interest expense, taxes, depreciation, amortization, change in fair value of contingent earn-out consideration, changes in revaluation of put-right liability, equity-based awards compensation expense, clinic closure costs, business acquisition related costs, costs related to a one-time financial systems and human resources upgrade, loss on sale of a partnership, other income and other non-recurring items, as applicable, and related portions for non-controlling interests.

 Segment Information  27  Adjustments include clinic closures costs, certain earnout bonuses and incentive costs related to the Metro acquisition, expenses related to the acquisitions of equity interests in certain partnerships, costs associated with entering hospital affiliation contracts, clinic closure costs and other non-recurring items.    Additionally, amortization of certain intangible assets were reallocated between physical therapy and IIP segments.

 Reconciliation of Non-GAAP Financial Measures – Operating Results  28  Costs associated with clinic closures during the periods presented and, for purposes of Operating Results, includes accelerated depreciation related to closed clinics.  Primarily consists of retention bonuses, as well as legal and consulting expenses related to the acquisition of equity interests in certain partnerships and costs associated with entering into hospital affiliation contracts.  Consists of costs related to a one-time financial and human resources systems upgrade.  Consists of costs related to the amendment of the Company’s credit facility.

 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA Margin  29  Costs associated with clinic closures during the periods presented and, for purposes of Operating Results, includes accelerated depreciation related to closed clinics.  Primarily consists of retention bonuses, as well as legal and consulting expenses related to the acquisition of equity interests in certain partnerships and costs associated with entering into hospital affiliation contracts.  Consists of costs related to a one-time financial and human resources systems upgrade.  Consists of costs related to the amendment of the Company’s credit facility.

 30  Thank you